Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2014
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
16.	Supplemental Cash Flow Information

a.	The changes in non-cash working capital items related to operating activities for the years ended December 31, 2014, 2013, and 2012 are as follows:

	Year Ended December 31,
	2014	2013	2012
	$	$	$
Accounts receivable and interest receivable	(9,049)	(9,150)	(3,317)
Pool receivables from affiliates	(24,489)	(1,664)	(4,741)
Due from affiliates	(14,511)	(3,204)	(12,177)
Prepaid expenses and other current assets	1,478	(647)	(3,147)
Accounts payable and accrued liabilities	(3,856)	2,092	2,337
Due to affiliates	(928)	7,731	(1,204)
Deferred revenue	(2,324)	(1,603)	855
Other	2,000	(141)	1,600

	(51,679)	(6,586)	(19,794)

b.

Cash interest paid for the year ended December 31, 2014 was $17.9 million (2013 - $18.9 million). Cash interest paid (including interest paid by the Dropdown Predecessor) during the year ended December 31, 2012 totalled $29.3 million including realized loss of $1.8 million on the interest rate swaps agreements relating to the 2012 Acquired Business.

c.

The portion of the consideration paid to Teekay for the acquisition of a 50% interest in TTOL consisting of 4.2 million of Class B common shares was treated as a non-cash transaction in the Company’s statements of cash flows (see note 6c).

d.

Increases and decreases in the amount of debt allocated to Dropdown Predecessor from Teekay have been treated as non-cash transactions in the Company’s statement of cash flows. Such repayments for the year ended December 31, 2012 were $108.7 million.